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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





   In connection with the Quarterly Report of Northeast Pennsylvania Financial Corp. (the "Company") on Form 10-Q for the period ending March 31, 2005 as filed with the Securities and Exchange Commission (the "Report"), we, Thomas M. Petro, President and Chief Executive Officer, and Jerry D. Holbrook, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/  Thomas M. Petro                                    /s/  Jerry D. Holbrook
--------------------------------------                  ------------------------
Thomas M. Petro                                         Jerry D. Holbrook
President and Chief Executive Officer                   Chief Financial Officer
Date: May 12, 2005                                      Date: May 12, 2005